EXHIBIT 99.6
                                 ------------

[LOGO OMITTED] Credit Suisse        CREDIT SUISSE INTERNATIONAL

                                    One Cabot Square,    Telephone 020 7888 8888
                                    London E14 4QJ       www.credit-suisse.com


                             Facsimile Cover Sheet


To: The Bank of New York, not in its individual or corporate capacity, but solely as trustee for the Supplemental Interest Trust created under the Pooling and Servicing Agreement for CHL Mortgage Pass-Through Trust 2006-13

Attention:                   Heakyung Chung, CSIN Marketer

Fax number:                  To be hand delivered by Heakyung Chung

Date:                        28 July 2006

Pages (including cover page):               8

Our Reference No: External ID: 53137333N3 / Risk ID: 447504114 and 447504120

Credit Suisse International has entered into a transaction with you as attached. Please find attached a letter agreement (the "Confirmation") which confirms the terms and conditions of the above transaction.

If you agree with the terms specified therein, please arrange for the Confirmation to be signed by your authorised signatories and return a signed copy to this office to the facsimile listed below.

For Interest Rate Products:                                For Equity Derivatives:
Telephone Numbers: (212) 538-9370                          Telephone numbers: (212) 538-4437 /
Facsimile number: (917) 326-8603                           (212) 538-8297 / (212) 325-5119
Email: list.otc-inc-accept-ny@credit-suisse.com            Facsimile number: (212) 325-8173

For Credit Derivatives:
Telephone Numbers: (212) 538-9370
Facsimile number: (917) 326-8603
Email: list.otc-inc-accept-ny@credit-suisse.com

We are delighted to have entered into this transaction with you.




CONFIDENTIALITY NOTICE: This facsimile is intended only for the use of the individual or entity to which it is addressed and may contain information which is privileged and confidential. If the reader of this message is not the intended recipient or an employee or agent responsible for delivering the message to the intended recipient, you are hereby notified that any dissemination, distribution or copying of this communication is strictly prohibited. If you have received this communication in error, please notify us immediately by telephone and return the original message to us by mail. Thank you.



                                                      Registered Office as above
                Registered with unlimited liability in England under No. 2500199
                    Authorised and Regulated by the Financial Services Authority
                                                          VAT No: GB 447 0737 41

[LOGO OMITTED] Credit Suisse        CREDIT SUISSE INTERNATIONAL

                                    One Cabot Square,    Telephone 020 7888 8888
                                    London E14 4QJ       www.credit-suisse.com



                                                                    28 July 2006

The Bank of New York, not in its individual or corporate capacity, but solely as trustee for the Supplemental Interest Trust created under the Pooling and Servicing Agreement for CHL Mortgage Pass-Through Trust 2006-13

External ID: 53137333N3

--------------------------------------------------------------------------------

Dear Sirs,

The purpose of this letter agreement (this "Confirmation") is to confirm the terms and conditions of the Swap Transaction entered into between us on the Trade Date specified below (the "Swap Transaction"). This Confirmation constitutes a "Confirmation" as referred to in the Agreement specified below.

In this Confirmation "CSIN" means Credit Suisse International and
"Counterparty" means The Bank of New York, not in its individual or corporate capacity, but solely as trustee for the Supplemental Interest Trust created under the Pooling and Servicing Agreement for CHL Mortgage Pass-Through Trust 2006-13.

      1. The definitions and provisions contained in the 2000 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc.) are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

            This Confirmation supplements, forms part of, and is subject to, the 1992 ISDA Master Agreement dated as of 28 July 2006 as amended and supplemented from time to time (the "Agreement"), between you and us. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

            CSIN and Counterparty each represents to the other that it has entered into this Swap Transaction in reliance upon such tax, accounting, regulatory, legal, and financial advice as it deems necessary and not upon any view expressed by the other.


2. The terms of the particular Swap Transaction to which this Confirmation relates are as follows:

                 Transaction Type:           Rate Cap Transaction

                 Notional Amount:            USD 50,000,000

[LOGO OMITTED] Credit Suisse

                 Trade Date:                 17 July 2006

                 Effective Date:             28 July 2006




                 Termination Date:           25 October 2014, subject to
                                             adjustment in accordance with
                                             the Following Business Day
                                             Convention

         Fixed Amounts:

                 Fixed Rate Payer:           Counterparty

                 Fixed Rate Payer
                 Payment Date:               28 July 2006, subject to adjustment
                                             in accordance with the Following
                                             Business Day Convention

                 Fixed Amount:               USD 769,500

         Floating Amounts:

                 Floating Rate
                 Payer:                      CSIN

                 Floating Rate
                 Payer Period End Dates:     The 25th of each month, commencing
                                             on 25 August 2006, and ending on
                                             the Termination Date, inclusive,
                                             subject to No Adjustment.

                 Floating Rate Payer
                 Payment Dates:              One Business Day prior to each
                                             Floating Rate Payer Period End Date

                 Cap Strike Rate:           5.65%

                 Floating Rate Option:      USD-LIBOR-BBA, subject to a maximum
                                            rate of 8.90%

                 Designated Maturity:       1 month

                 Spread:                    None

                 Floating Rate

[LOGO OMITTED] Credit Suisse


                 Day Count Fraction:        30/360

                 Reset Dates:               The first day of each Calculation
                                            Period

                 Compounding:               Inapplicable


         Business Days:                     New York

         Calculation Agent:                 CSIN

3.       Account Details:

                 Payments to CSIN:          As advised separately in writing

                 Payments to Counterparty:  The Bank of New York
                                            New York, NY
                                            ABA # 021-000-018
                                            GLA # 111-565
                                            For Further Credit:  TAS A/C 580912
                                            Attn: Matthew J. Sabino 212-815-6093
                                            Fax:  212-815-3986


For the purpose of facilitating this Transaction, an Affiliate of CSIN, which is organized in the United States of America (the "Agent"), has acted as agent for CSIN. The Agent is not a principal with respect to this Transaction and shall have no responsibility or liability to the parties as a principal with respect to this Transaction.

Credit Suisse International is authorized and regulated by the Financial Services Authority and has entered into this transaction as principal. The time at which the above transaction was executed will be notified to Counterparty on request.

[LOGO OMITTED] Credit Suisse


                               ADDITIONAL TERMS


        ---------------------------------------------------------------------
          Calculation Period up to but                    Notional Amount:
          excluding the Period End Date
             scheduled to occur on:
        ---------------------------------------------------------------------
                 25-August-2006                   USD 50,000,000.00
        ---------------------------------------------------------------------
                25-September-2006                 USD 49,999,988.76
        ---------------------------------------------------------------------
                 25-October-2006                  USD 49,999,971.98
        ---------------------------------------------------------------------
                25-November-2006                  USD 49,999,949.65
        ---------------------------------------------------------------------
                25-December-2006                  USD 49,999,921.77
        ---------------------------------------------------------------------
                 25-January-2007                  USD 49,999,888.36
        ---------------------------------------------------------------------
                25-February-2007                  USD 49,999,849.43
        ---------------------------------------------------------------------
                  25-March-2007                   USD 49,999,805.00
        ---------------------------------------------------------------------
                  25-April-2007                   USD 49,948,443.16
        ---------------------------------------------------------------------
                   25-May-2007                    USD 49,842,993.63
        ---------------------------------------------------------------------
                  25-June-2007                    USD 49,684,009.88
        ---------------------------------------------------------------------
                  25-July-2007                    USD 49,472,136.75
        ---------------------------------------------------------------------
                 25-August-2007                   USD 49,208,109.66
        ---------------------------------------------------------------------
                25-September-2007                 USD 48,892,753.61
        ---------------------------------------------------------------------
                 25-October-2007                  USD 48,526,981.92
        ---------------------------------------------------------------------
                25-November-2007                  USD 48,111,794.69
        ---------------------------------------------------------------------
                25-December-2007                  USD 47,648,277.05
        ---------------------------------------------------------------------
                 25-January-2008                  USD 47,137,597.11
        ---------------------------------------------------------------------
                25-February-2008                  USD 46,581,003.67
        ---------------------------------------------------------------------
                  25-March-2008                   USD 45,979,823.74
        ---------------------------------------------------------------------
                  25-April-2008                   USD 45,335,459.77
        ---------------------------------------------------------------------
                   25-May-2008                    USD 44,649,386.65
        ---------------------------------------------------------------------
                  25-June-2008                    USD 43,923,148.49
        ---------------------------------------------------------------------
                  25-July-2008                    USD 43,158,355.26
        ---------------------------------------------------------------------
                 25-August-2008                   USD 42,356,679.10
        ---------------------------------------------------------------------
                25-September-2008                 USD 41,519,850.55
        ---------------------------------------------------------------------
                 25-October-2008                  USD 40,649,654.52
        ---------------------------------------------------------------------
                25-November-2008                  USD 39,747,926.14
        ---------------------------------------------------------------------
                25-December-2008                  USD 38,816,546.45
        ---------------------------------------------------------------------
                 25-January-2009                  USD 37,857,437.91
        ---------------------------------------------------------------------
                25-February-2009                  USD 36,874,557.16
        ---------------------------------------------------------------------
                  25-March-2009                   USD 35,917,999.52
        ---------------------------------------------------------------------
                  25-April-2009                   USD 34,987,285.76
        ---------------------------------------------------------------------
                   25-May-2009                    USD 34,081,945.38
        ---------------------------------------------------------------------
                  25-June-2009                    USD 33,201,516.36
        ---------------------------------------------------------------------
                  25-July-2009                    USD 32,345,545.10
        ---------------------------------------------------------------------

[LOGO OMITTED] Credit Suisse


        ---------------------------------------------------------------------
          Calculation Period up to but                    Notional Amount:
          excluding the Period End Date
             scheduled to occur on:
        ---------------------------------------------------------------------
                 25-August-2009                   USD 31,513,586.19
        ---------------------------------------------------------------------
                25-September-2009                 USD 30,705,202.32
        ---------------------------------------------------------------------
                 25-October-2009                  USD 29,919,964.09
        ---------------------------------------------------------------------
                25-November-2009                  USD 29,157,449.89
        ---------------------------------------------------------------------
                25-December-2009                  USD 28,417,245.77
        ---------------------------------------------------------------------
                 25-January-2010                  USD 27,698,945.27
        ---------------------------------------------------------------------
                25-February-2010                  USD 27,002,149.32
        ---------------------------------------------------------------------
                  25-March-2010                   USD 26,326,466.06
        ---------------------------------------------------------------------
                  25-April-2010                   USD 25,671,510.78
        ---------------------------------------------------------------------
                   25-May-2010                    USD 25,036,905.70
        ---------------------------------------------------------------------
                  25-June-2010                    USD 24,422,279.94
        ---------------------------------------------------------------------
                  25-July-2010                    USD 23,827,269.32
        ---------------------------------------------------------------------
                 25-August-2010                   USD 23,251,516.28
        ---------------------------------------------------------------------
                25-September-2010                 USD 22,694,669.74
        ---------------------------------------------------------------------
                 25-October-2010                  USD 22,156,385.01
        ---------------------------------------------------------------------
                25-November-2010                  USD 21,636,323.63
        ---------------------------------------------------------------------
                25-December-2010                  USD 21,134,153.31
        ---------------------------------------------------------------------
                 25-January-2011                  USD 20,649,547.77
        ---------------------------------------------------------------------
                25-February-2011                  USD 20,182,186.67
        ---------------------------------------------------------------------
                  25-March-2011                   USD 19,731,755.47
        ---------------------------------------------------------------------
                  25-April-2011                   USD 18,952,078.85
        ---------------------------------------------------------------------
                   25-May-2011                    USD 18,087,136.61
        ---------------------------------------------------------------------
                  25-June-2011                    USD 17,238,214.54
        ---------------------------------------------------------------------
                  25-July-2011                    USD 16,405,020.34
        ---------------------------------------------------------------------
                 25-August-2011                   USD 15,587,267.01
        ---------------------------------------------------------------------
                25-September-2011                 USD 14,916,143.51
        ---------------------------------------------------------------------
                 25-October-2011                  USD 14,259,167.39
        ---------------------------------------------------------------------
                25-November-2011                  USD 13,616,070.80
        ---------------------------------------------------------------------
                25-December-2011                  USD 12,986,590.82
        ---------------------------------------------------------------------
                 25-January-2012                  USD 12,370,469.35
        ---------------------------------------------------------------------
                25-February-2012                  USD 11,767,453.03
        ---------------------------------------------------------------------
                  25-March-2012                   USD 11,177,293.15
        ---------------------------------------------------------------------
                  25-April-2012                   USD 10,599,745.55
        ---------------------------------------------------------------------
                   25-May-2012                    USD 10,034,570.60
        ---------------------------------------------------------------------
                  25-June-2012                    USD 9,481,533.02
        ---------------------------------------------------------------------
                  25-July-2012                    USD 8,940,401.88
        ---------------------------------------------------------------------
                 25-August-2012                   USD 8,410,950.50
        ---------------------------------------------------------------------
                25-September-2012                 USD 7,933,987.97
        ---------------------------------------------------------------------
                 25-October-2012                  USD 7,467,727.94
        ---------------------------------------------------------------------

[LOGO OMITTED] Credit Suisse


        ---------------------------------------------------------------------
          Calculation Period up to but                    Notional Amount:
          excluding the Period End Date
             scheduled to occur on:
        ---------------------------------------------------------------------
                25-November-2012                  USD 7,011,961.09
        ---------------------------------------------------------------------
                25-December-2012                  USD 6,566,481.95
        ---------------------------------------------------------------------
                 25-January-2013                  USD 6,131,088.93
        ---------------------------------------------------------------------
                25-February-2013                  USD 5,705,584.16
        ---------------------------------------------------------------------
                  25-March-2013                   USD 5,289,773.48
        ---------------------------------------------------------------------
                  25-April-2013                   USD 4,883,466.37
        ---------------------------------------------------------------------
                   25-May-2013                    USD 4,486,475.84
        ---------------------------------------------------------------------
                  25-June-2013                    USD 4,098,618.41
        ---------------------------------------------------------------------
                  25-July-2013                    USD 3,719,714.01
        ---------------------------------------------------------------------
                 25-August-2013                   USD 3,349,585.97
        ---------------------------------------------------------------------
                25-September-2013                 USD 3,063,176.53
        ---------------------------------------------------------------------
                 25-October-2013                  USD 2,783,793.21
        ---------------------------------------------------------------------
                25-November-2013                  USD 2,511,288.45
        ---------------------------------------------------------------------
                25-December-2013                  USD 2,245,517.55
        ---------------------------------------------------------------------
                 25-January-2014                  USD 1,986,338.67
        ---------------------------------------------------------------------
                25-February-2014                  USD 1,733,612.75
        ---------------------------------------------------------------------
                  25-March-2014                   USD 1,487,203.44
        ---------------------------------------------------------------------
                  25-April-2014                   USD 1,246,977.09
        ---------------------------------------------------------------------
                   25-May-2014                    USD 1,012,802.64
        ---------------------------------------------------------------------
                  25-June-2014                     USD 784,551.65
        ---------------------------------------------------------------------
                  25-July-2014                     USD 562,098.17
        ---------------------------------------------------------------------
                 25-August-2014                    USD 345,318.75
        ---------------------------------------------------------------------
                25-September-2014                  USD 199,785.51
        ---------------------------------------------------------------------
                 25-October-2014                    USD 57,958.44
        ---------------------------------------------------------------------

[LOGO OMITTED] Credit Suisse


Please confirm that the foregoing correctly sets forth the terms of our agreement by executing the copy of this Confirmation enclosed for that purpose and returning it to us.



                                            Yours faithfully,

                                            Credit Suisse International



                                             By:  /s/ Suanne Dunn
                                                ---------------------------
                                                Name: Suanne Dunn
                                                Title: Authorized Signatory




Confirmed as of the date first written above:

The Bank of New York, not in its individual or corporate capacity, but solely as trustee for the Supplemental Interest Trust created under the Pooling and Servicing Agreement for CHL Mortgage Pass-Through Trust 2006-13



By:  /s/ Courtney Bartholomew
     -----------------------------------
     Name:  Courtney Bartholomew
     Title:  Vice President




Our Reference No: External ID: 53137333N3 / Risk ID: 447504114 and 447504120